UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): (December 10, 2002)

GERBER SCIENTIFIC, INC. (Exact name of Registrant as specified in its charter)

CONNECTICUT	1-5865	06-0640743
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

83 Gerber Road West, South Windsor, Connecticut	06074
(Address of principal executive offices)	(Zip Code)

Registrant's Telephone Number, including area code:	(860-644-1551)

Not Applicable
(Former name or former address, if changes since last report)

Item 9.     Regulation FD Disclosure

The written statements, pursuant to 18 U.S.C. Section 1350, of the Chief Executive Officer and Chief Financial Officer of Gerber Scientific, Inc. (the "Registrant") with respect to the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 2002 are attached as Exhibits 99.1 and 99.2 hereto, respectively. Such statements are not filed.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GERBER SCIENTIFIC, INC.

Date: December 10, 2002	By:	/s/ Shawn M. Harrington
Shawn M. Harrington
Chief Financial Officer and Principal Accounting Officer

EXHIBIT 99.1

WRITTEN STATEMENT

PURSUANT TO

18 U.S.C. SECTION 1350

The undersigned, Marc T. Giles, the Chief Executive Officer of Gerber Scientific, Inc. (the "Company"), pursuant to 18 U.S.C. section 1350, hereby certifies that:

(i) the Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 2002 of the Company (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 10, 2002

/s/ Marc T. Giles
Marc T. Giles

EXHIBIT 99.2

WRITTEN STATEMENT

PURSUANT TO

18 U.S.C. SECTION 1350

The undersigned, Shawn M. Harrington, the Chief Financial Officer of Gerber Scientific, Inc. (the "Company"), pursuant to 18 U.S.C. section 1350, hereby certifies that:

(i) the Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 2002 of the Company (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 10, 2002

/s/ Shawn M. Harrington
Shawn M. Harrington